UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.          )

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Obagi Medical Products, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On December 10, 2012, Obagi Medical Products (the “Company”) issued a press release confirming its receipt of a directors nomination notice from Voce Capital Management LLC and its affiliates. A copy of the press release is filed herewith as Exhibit 1.

Information regarding the potential participants in the solicitation of proxies by the Company and other important additional information regarding such solicitation is filed herewith as Exhibit 2

Exhibit 1

FOR IMMEDIATE RELEASE

Obagi Medical Confirms Receipt of Directors Nomination Notice from Voce Capital

LONG BEACH, California—December 10, 2012—Obagi Medical Products, Inc. ("Obagi" or the "Company") (NASDAQ: OMPI), a leader in topical aesthetic and therapeutic skin health systems, today confirmed that Voce Capital has submitted to the Company a notice of intent to nominate a slate of candidates to replace the Obagi Board of Directors at the Company’s 2013 Annual Meeting of Stockholders.

Obagi issued the following statement:

The Obagi Board of Directors and management team are committed to acting in the best interests of the Company and its stockholders, including considering options that fully reflect the value and prospects of the Company. The Board is actively engaged in overseeing management's execution of the Company’s strategic plan, which includes further penetrating its existing physician channel, launching its e-commerce platform and expanding in international markets. The Board is confident that this strategy will result in significant value for all stockholders.

Obagi noted that its Board of Directors is comprised of seven highly qualified and experienced directors, six of whom are independent and all of whom are elected annually. Obagi’s directors are proven business leaders with a broad range of experience in healthcare, cosmetics, consumer products, e-commerce, finance and other areas important to Obagi’s business. On August 2, 2012, Obagi added a new independent director, Kristina M. Leslie, who has significant experience serving as a director on public company boards, as well as expertise in finance, accounting, cosmetics and the operation of e-commerce platforms.

The Company will review the nomination notice when received in accordance with the Company's bylaws and applicable law, and will provide stockholders with proxy materials, including a proxy card, in connection with the 2013 Annual Meeting of Stockholders in due course.

About Obagi Medical Products, Inc.

Obagi Medical Products is a specialty pharmaceutical company that develops, markets and sells, and is a leading provider of, proprietary topical aesthetic and therapeutic prescription-strength skin care systems in the physician-dispensed market. Using its Penetrating Therapeutics™ technologies, Obagi Medical's products are designed to improve penetration of agents across the skin barrier for common and visible skin conditions in adult skin including premature aging, photodamage, hyperpigmentation (irregular or patchy discoloration of the skin), acne, sun damage, rosacea, and soft tissue deficits, such as fine lines and wrinkles. Obagi Medical's portfolio, which includes cosmetic, over-the-counter and prescription products, including 4% hydroquinone, is sold and promoted only through physician offices and requires education by a physician on proper use. Obagi's skin care products include: Obagi Nu-Derm®, Obagi-C® Rx (a prescription-strength vitamin C and hydroquinone system), Obagi® Professional-C (a line of highly stable vitamin C serums), Obagi Condition & Enhance® for use with cosmetic procedures to enhance patient outcomes and satisfaction, Obagi ELASTIderm® Eye Treatments, Obagi CLENZIderm® M.D. acne therapeutic systems, Obagi ELASTIderm Décolletage System, Obagi Rosaclear® System, Obagi ELASTILash® Eyelash Solution, Obagi Blue Peel RADIANCE®, Nu-Derm® Sun Shield SPF 50 and Nu-Derm® Hydrate. Visit http://www.obagi.com for information.

Penetrating Therapeutics is a trademark, and Obagi, the Obagi logo, Blue Peel RADIANCE, Condition & Enhance, ELASTIderm, ELASTILash, Nu-Derm, Obagi-C, Obagi CLENZIderm and Rosaclear are registered trademarks, of Obagi Medical Products, Inc. and/or its affiliates in the United States and certain other countries.

Investor Contacts:

Obagi Medical Products, Inc.
Preston Romm
CFO, EVP of Finance, Operations and Administration
562-628-1007
or
Mark Taylor
SVP, Corporate Development and Investor Relations
562-628-1007

Media Contacts:
Jennifer Friedman of Burson-Marsteller
212-614-5257

Exhibit 2

IMPORTANT ADDITIONAL INFORMATION

Obagi Medical Products, Inc. (“Obagi”), its directors and certain of its executive officers may be deemed to be participants in thesolicitation of proxies from Obagi stockholders in connection with the matters to be considered at Obagi’s 2013 Annual  Meeting of Stockholders. Obagi intends to file a proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) in connection with any such solicitation of proxies from Obagi stockholders. INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND ACCOMPANYING PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. OBAGI INTENDS TO UTILIZE A WHITE PROXY CARD TO SOLICIT PROXIES FROM OBAGI STOCKHOLDERS AT OBAGI’S 2013 ANNUAL MEETING OF STOCKHOLDERS. Detailed information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with Obagi’s 2013 Annual Meeting.  On July 31, 2012, Kristina M. Leslie was appointed to Obagi’s Board of Directors. Ms. Leslie currently holds 4,890 shares of restricted stock that will vest in full on July 31, 2013.  Information regarding the direct and indirect beneficial ownership of Obagi’s other directors and executive officers in Obagi securities can be found in Obagi’s Annual Report on Form 10-K for the year ended December 31, 2011, filed with the SEC on March 8, 2012, and its proxy statement for its 2012 Annual Meeting of Stockholders filed with the SEC on April 27, 2012.   Stockholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by Obagi with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of Obagi’s corporate website at www.obagi.com.